Exhibit 32.2
CERTIFICATION
I, Michael R. Kramer, Chief Financial Officer of ATS Medical, Inc. (the Company), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
The Annual Report on Form 10-K of the Company for the year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2010
/s/ Michael R. Kramer
Name:	Michael R. Kramer
Title:	Chief Financial Officer